UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 19, 2011

VLOV, INC.
 (Exact name of registrant as specified in Charter)

Nevada	000-53155	20-8658254
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11/F., Xiamen Guanyin Shan International Commercial Operation Centre, A3-2 124
Hubin Bei Road, Siming District
Xiamen, Fujian Province
People’s Republic of China
 (Address of Principal Executive Offices)

(86592) 2345999
  (Issuer Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On April 19, 2011, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Item 8.01 and Item 9.01(d) in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01          Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Press Release dated April 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VLOV, INC.

/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer

Dated: April 19, 2011